UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2013

AMERICAN RESIDENTIAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35899	45-4941882
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

7047 East Greenway Parkway, Suite 350

Scottsdale, AZ 85254

(Address of principal executive offices) (Zip code)

(480) 474-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

American Residential Properties, Inc. (the “Company”) will be making a presentation at the Bank of America Merrill Lynch 2013 Global Real Estate Conference taking place on September 11-12, 2013 at the Westin Times Square in New York, New York. A copy of the materials to be presented at the conference is accessible on the Company’s website at www.americanresidentialproperties.com under the Investor Relations section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESIDENTIAL PROPERTIES, INC.

Date: September 11, 2013	By:	/s/ Shant Koumriqian
Shant Koumriqian
Chief Financial Officer and Treasurer